                                                                    EXHIBIT 23.3

The Partners
Riverside Joint Venture:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the joint proxy statement.

                                          /s/ KPMG LLP


Memphis, Tennessee
July 20, 1999